                                 Investor Contact: Colleen Mettler (314) 553-2197
                                 Media Contact: Charlotte Boyd (952) 994-8607

Emerson Reports First Quarter 2023 Results;
Updates 2023 Outlook

•Net sales were $3.4 billion, up 7 percent from the year prior; underlying sales1 were up 6 percent
•Strong operational performance to start 2023 offset by foreign exchange and stock compensation headwinds
•GAAP EPS was $0.56; adjusted EPS2 was $0.78, including $0.09 unfavorable impact from stock compensation
•Completed $2 billion of share repurchase in the first quarter
•Updated 2023 full year net sales and GAAP EPS outlook; maintained underlying sales and adjusted EPS outlook despite stock compensation headwind
•Announced St. Louis selected as global headquarters
•Declared quarterly cash dividend of $0.52 per share of common stock payable March 10, 2023 to stockholders of record February 17, 2023

ST. LOUIS, February 8, 2023 - Emerson (NYSE: EMR) today reported results for its first quarter ended December 31, 2022 and updated its full year outlook for fiscal 2023, which are presented on a continuing operations basis.
“Emerson continues to execute on the strategy we presented at our November 29th Investor Conference,” said Emerson President and Chief Executive Officer Lal Karsanbhai. “Continued strength in our end markets and operational excellence, enabled by our Emerson Management System, resulted in a great start to 2023. We delivered underlying sales growth of 6 percent and strong segment margin expansion with operational leverage above our targets. Continued operational performance gives us confidence to reiterate our 2023 underlying sales and adjusted EPS outlook, overcoming the impact of higher than expected stock compensation expense.”
“Emerson remains committed to disciplined capital allocation and shareholder return, completing $2 billion of share repurchase in the first quarter,” Karsanbhai continued. “We continue to actively pursue opportunities to deploy capital effectively, including our proposal to acquire National Instruments (NI) for $53 per share, a unique value creation opportunity for Emerson and NI shareholders.”

"Lastly, following a comprehensive review, we selected St. Louis, Missouri as our headquarters and are working to identify an appropriate location in the area," Karsanbhai ended.
Underlying orders3 were up 5 percent. Net sales were up 7 percent for the quarter and underlying sales were up 6 percent. The Americas were up 13 percent, Europe was down 2 percent, and Asia, Middle East & Africa was flat.
Pretax margin was 12.5 percent for the quarter, down 1730 basis points. Adjusted segment EBITA margin4 was 22.7 percent, up 130 basis points.
Earnings per share were $0.56 for the quarter, down 55 percent. Earnings per share growth was impacted by a prior year gain of $0.60 related to our Vertiv subordinated interest. Adjusted earnings per share were $0.78, down 1 percent. The quarter was unfavorably impacted by $0.09 due to a 31 percent increase in the company stock price in the quarter and resulting impact on mark-to-market stock compensation plans.
Operating cash flow was $302 million for the quarter, down 20 percent, and free cash flow was $243 million, down 20 percent. Cash flow results reflected higher working capital versus prior year.

2023 Outlook
The Company's 2023 continuing operations after the Climate Technologies divestiture (assumed to close March 31, 2023 for the purposes of guidance) will reflect the 45% common equity ownership in the income, or loss, of Climate Technologies. Emerson will not control Climate Technologies post-closing and is therefore unable to estimate the amount of its 45% share of Climate Technologies' post-close results. The effect of Emerson's 45% share of Climate Technologies is expected to be immaterial to post-closing cash flows.
The following tables summarize the fiscal year 2023 guidance framework for continuing operations5. Full year net sales and GAAP EPS outlook have been updated. Underlying sales and adjusted EPS outlook remain unchanged despite stock compensation headwind. The 2023 outlook includes $2 billion returned to shareholders through share repurchases completed in the first quarter and approximately $1.2 billion of dividend payments. Guidance figures are approximate.
2023 Guidance - Continuing Operations5

	2023 Q2	2023
Net Sales Growth	10.5% - 12.5%	8% - 10%
Underlying Sales Growth	8% - 10%	6.5% - 8.5%
Earnings Per Share[6]	$0.75 - $0.80	$3.55 - $3.70
Amortization of Intangibles	~$0.15	~$0.60
Restructuring / Related Costs	~$0.05	~$0.12
Russia Exit Costs	---	$0.08
AspenTech Micromine Purchase Price Hedge	---	($0.03)
Interest on Note Receivable From Climate Technologies	---	~($0.09)
Interest Income on Undeployed Proceeds	---	~($0.23)
Adjusted Earnings Per Share	$0.95 - $1.00	$4.00 - $4.15

Notes:
1 Underlying sales excludes the impact of currency translation, and acquisitions and divestitures including heritage AspenTech and Emerson's businesses contributed to AspenTech.
2 Adjusted EPS excludes restructuring, a gain on subordinated interest, acquisition/divestiture costs, write-offs associated with Emerson's announced Russia exit, an AspenTech Micromine purchase price hedge and intangibles amortization expense.
3 Underlying orders does not include heritage AspenTech or Emerson's contributed businesses to AspenTech.
4 Adjusted segment EBITA margin excludes corporate items and interest expense, restructuring, a gain on subordinated interest, acquisition/divestiture costs, write-offs associated with Emerson's announced Russia exit, an AspenTech Micromine purchase price hedge and intangibles amortization expense.
5 Following the announcement of its Climate Technologies divestiture, Emerson will report financial results for Climate Technologies, InSinkErator and Therm-O-Disc as discontinued operations for all periods presented, beginning in 2023. The earnings from discontinued operations for 2023 are expected to be $10.5 billion to $11.5 billion, or $18 to $20 per share, including the net gains on 2023 divestitures. The Company's 2023 continuing operations after the Climate Technologies divestiture (assumed to close March 31, 2023 for the purposes of guidance) will include interest income from the $2.25 billion note receivable from Climate Technologies and reflect the 45% common equity ownership in the income, or loss, of Climate Technologies. Emerson will not control Climate Technologies post-closing and is therefore unable to estimate the amount of its 45% share of Climate Technologies' post-close results. The Company will exclude the interest income from the note receivable from Climate Technologies and its share of Climate Technologies' operations in its calculation of 2023 adjusted earnings per share. Also excluded from adjusted earnings per share is the interest income on any undeployed net proceeds. The effect of Emerson's 45% share of Climate Technologies is expected to be immaterial to post-closing cash flows.
6 2023 earnings per share guidance from continuing operations excludes any potential impact from the 45% common equity ownership in Climate Technologies' income or loss post-close. Emerson will not control Climate Technologies post-closing and is therefore unable to estimate the probable significance or impact on our earnings per share results from the 45% share of Climate Technologies' post-close results. Emerson will exclude its 45% share of Climate Technologies' post-close operations from the calculation of its 2023 adjusted earnings per share.

Upcoming Investor Events
Today, beginning at 7:30 a.m. Central Time / 8:30 a.m. Eastern Time, Emerson management will discuss the first quarter results during an investor conference call. Participants can access a live webcast available at www.emerson.com/investors at the time of the call. A replay of the call will be available for 90 days. Conference call slides will be posted in advance of the call on the company website.

Forward-Looking and Cautionary Statements
Statements in this press release that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include the Company's ability to successfully complete on the terms and conditions contemplated, and the financial impact of, the proposed Climate Technologies transaction, the potential National Instruments transaction, the scope, duration and ultimate impacts of the COVID-19 pandemic and the Russia-Ukraine conflict, as well as economic and currency conditions, market demand, including related to the pandemic and oil and gas price declines and volatility, pricing, protection of intellectual property, cybersecurity, tariffs, competitive and technological factors, inflation, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC. The outlook contained herein represents the Company's expectation for its consolidated results, other than as noted herein.
(tables attached)

			Table 1
EMERSON AND SUBSIDIARIES
CONSOLIDATED OPERATING RESULTS
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)

	Quarter Ended Dec 31		Percent
	2021	2022	Change

Net sales	$3,156	$3,373	7%
Cost of sales	1,741	1,753
SG&A expenses	849	1,030
Gain on subordinated interest	(453)	—
Other deductions, net	38	120
Interest expense, net	39	48
Earnings before income taxes	942	422	(55)%
Income taxes	196	98
Earnings from continuing operations	746	324	(57)%
Discontinued operations, net of tax	149	2,002
Net earnings	895	2,326
Less: Noncontrolling interests in subsidiaries	(1)	(5)
Net earnings common stockholders	$896	$2,331	160%

Diluted avg. shares outstanding	598.1	586.7

Diluted earnings per share common stockholders
Earnings from continuing operations	$1.25	$0.56	(55)%
Discontinued operations	0.25	3.41
Diluted earnings per common share	$1.50	$3.97	165%

	Quarter Ended Dec 31
	2021	2022
Other deductions, net
Amortization of intangibles	$57	$118
Restructuring costs	6	10
Other	(25)	(8)
Total	$38	$120

		Table 2
EMERSON AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(DOLLARS IN MILLIONS, UNAUDITED)

	Quarter Ended Dec 31
	2021	2022
Assets
Cash and equivalents	$4,726	$2,271
Receivables, net	2,005	2,231
Inventories	1,752	1,999
Other current assets	986	1,290
Current assets held-for-sale	1,391	1,209
Total current assets	10,860	9,000
Property, plant & equipment, net	2,392	2,263
Goodwill	6,941	14,087
Other intangible assets	2,617	6,460
Other	1,776	2,268
Noncurrent assets held-for-sale	2,373	2,163
Total assets	$26,959	$36,241

Liabilities and equity
Short-term borrowings and current
maturities of long-term debt	$37	$1,792
Accounts payable	1,208	1,219
Accrued expenses	2,751	3,949
Current liabilities held-for-sale	1,335	1,200
Total current liabilities	5,331	8,160
Long-term debt	8,718	8,159
Other liabilities	2,403	3,057
Noncurrent liabilities held-for-sale	219	151
Equity
Common stockholders' equity	10,249	10,727
Noncontrolling interests in subsidiaries	39	5,987
Total equity	10,288	16,714
Total liabilities and equity	$26,959	$36,241

		Table 3
EMERSON AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(DOLLARS IN MILLIONS, UNAUDITED)

	Three Months Ended Dec 31
	2021	2022
Operating activities
Net earnings	$895	$2,326
Earnings from discontinued operations, net of tax	(149)	(2,002)
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	178	260
Stock compensation	34	102
Changes in operating working capital	(125)	(289)
Gain on subordinated interest	(453)	—
Other, net	(3)	(95)
Cash from continuing operations	377	302
Cash from discontinued operations	146	116
Cash provided by operating activities	523	418

Investing activities
Capital expenditures	(73)	(59)
Purchases of businesses, net of cash and equivalents acquired	(39)	—
Proceeds from subordinated interest	438	15
Other, net	3	(23)
Cash from continuing operations	329	(67)
Cash from discontinued operations	(44)	2,953
Cash provided by investing activities	285	2,886

Financing activities
Net increase in short-term borrowings	(335)	(539)
Proceeds from long-term debt	2,975	—
Payments of long-term debt	(501)	(9)
Dividends paid	(307)	(306)
Purchases of common stock	(253)	(2,000)
Other, net	22	(41)
Cash provided by (used in) financing activities	1,601	(2,895)

Effect of exchange rate changes on cash and equivalents	(37)	58
Increase in cash and equivalents	2,372	467
Beginning cash and equivalents	2,354	1,804
Ending cash and equivalents	$4,726	$2,271

		Table 4
EMERSON AND SUBSIDIARIES
SEGMENT SALES AND EARNINGS
(DOLLARS IN MILLIONS, UNAUDITED)

	Quarter Ended Dec 31
	2021	2022
Sales
Final Control	$817	$862
Measurement & Analytical	737	749
Discrete Automation	617	618
Safety & Productivity	351	310
Intelligent Devices	2,522	2,539

Control Systems & Software	570	606
AspenTech	82	243
Software and Control	652	849

Eliminations	(18)	(15)
Net sales	$3,156	$3,373

Earnings
Final Control	$122	$158
Measurement & Analytical	170	175
Discrete Automation	120	121
Safety & Productivity	65	63
Intelligent Devices	477	517

Control Systems & Software	116	107
AspenTech	(2)	(33)
Software and Control	114	74

Stock compensation	(34)	(102)
Unallocated pension and postretirement costs	26	45
Corporate and other	(55)	(64)
Gain on subordinated interest	453	—
Interest expense, net	(39)	(48)
Earnings before income taxes	$942	$422

	Table 4 (cont.)
EMERSON AND SUBSIDIARIES
SEGMENT SALES AND EARNINGS
(DOLLARS IN MILLIONS, UNAUDITED)

	Quarter Ended Dec 31
	2021	2022
Restructuring costs
Final Control	$—	($1)
Measurement & Analytical	2	1
Discrete Automation	2	1
Safety & Productivity	—	—
Intelligent Devices	4	1

Control Systems & Software	1	1
AspenTech	—	—
Software and Control	1	1

Corporate	1	8
Total	$6	$10
The table above does not include $8 and $5 of costs related to restructuring actions that were reported in cost of sales and selling, general and administrative expenses for the three months ended December 31, 2021 and 2022, respectively.

Depreciation and Amortization
Final Control	$53	$45
Measurement & Analytical	31	30
Discrete Automation	23	21
Safety & Productivity	15	14
Intelligent Devices	122	110

Control Systems & Software	25	21
AspenTech	23	123
Software and Control	48	144

Corporate	8	6
Total	$178	$260

Table 5
EMERSON AND SUBSIDIARIES
ADJUSTED EBITA & EPS SUPPLEMENTAL
(AMOUNTS IN MILLIONS EXCEPT PER SHARE, UNAUDITED)

The following tables, which show results on an adjusted EBITA basis and diluted earnings per share on an adjusted basis, are intended to supplement the Company's discussion of its results of operations herein. The Company defines adjusted EBITA as earnings excluding interest expense, net, income taxes, intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction fees, and certain gains, losses or impairments. Adjusted earnings per share excludes intangibles amortization expense, restructuring expense, first year purchase accounting related items and transaction fees, interest on note receivable and interest on undeployed assets, and certain gains, losses or impairments. Adjusted EBITA, adjusted EBITA margin, and adjusted earnings per share are measures used by management and may be useful for investors to evaluate the Company's operational performance.

	Quarter Ended Dec 31
	2021	2022

Pretax earnings	$942	$422
Percent of sales	29.8%	12.5%
Interest expense, net	39	48
Amortization of intangibles	71	167
Restructuring and related costs	14	15
Gain on subordinated interest	(453)	—
Acquisition/divestiture costs	23	—
Russia business exit	—	47
AspenTech Micromine purchase price hedge	—	(35)
Adjusted EBITA	$636	$664
Percent of sales	20.1%	19.7%

	Quarter Ended Dec 31
	2021	2022

GAAP earnings from continuing operations per share	$1.25	$0.56

Amortization of intangibles	0.09	0.15
Restructuring and related costs	0.02	0.02
Gain on subordinated interest	(0.60)	—
Acquisition/divestiture costs	0.03	—
Russia business exit	—	0.08
AspenTech Micromine purchase price hedge	—	(0.03)

Adjusted earnings from continuing operations per share	$0.79	$0.78

		Table 6
EMERSON AND SUBSIDIARIES
SEGMENT EBITA
(DOLLARS IN MILLIONS, UNAUDITED)

	Quarter Ended Dec 31
	2021	2022
Intelligent Devices

Intelligent Devices EBIT	$477	$517
Percent of sales	18.9%	20.4%
Amortization of intangibles	44	40
Restructuring and related costs	12	6
Intelligent Devices EBITA	$533	$563
Percent of sales	21.1%	22.2%

Software and Control

Software and Control EBIT	$114	$74
Percent of sales	17.6%	8.7%
Amortization of intangibles	27	127
Restructuring and related costs	1	1
Software and Control EBITA	$142	$202
Percent of sales	21.8%	23.8%

Reconciliations of Non-GAAP Financial Measures & Other			Table 7

Reconciliations of Non-GAAP measures with the most directly comparable GAAP measure (dollars in millions, except per share amounts). See tables 5, 6 and 8 for additional non-GAAP reconciliations.

Q1 2023 Underlying Sales Change	Emerson
Reported (GAAP)	7%
(Favorable) / Unfavorable FX	4%
(Acquisitions) / Divestitures	(5)%
Underlying (Non-GAAP)	6%

2023E February Guidance Underlying Sales Change	Q2 FY23E	FY23E
Reported (GAAP)	10.5% - 12.5%	8% - 10%
(Favorable) / Unfavorable FX	~ 3%	~ 2%
(Acquisitions) / Divestitures	~ (5.5)%	~ (3.5)%
Underlying (Non-GAAP)	8% - 10%	6.5% - 8.5%

Q1 Earnings Per Share	Q1 FY22	Q1 FY23	Change
Earnings per share (GAAP)	$1.25	$0.56	(55)%
Amortization of intangibles	0.09	0.15	5%
Restructuring and related costs	0.02	0.02	—%
Gain on subordinated interest	(0.60)	—	47%
Acquisition/divestiture costs	0.03	—	(2)%
Russia business exit	—	0.08	6%
AspenTech Micromine purchase price hedge	—	(0.03)	(2)%
Adjusted earnings per share (Non-GAAP)	$0.79	$0.78	(1)%

2023E February Guidance Earnings Per Share	Q2 FY23E	FY23E
Earnings per share (GAAP)	$0.75 - $0.80	$3.55 - $3.70
Amortization of intangibles	~ 0.15	~ 0.60
Restructuring and related costs	~ 0.05	~ 0.12
Russia business exit	—	0.08
AspenTech Micromine purchase price hedge	—	(0.03)
Interest on note receivable from Climate Technologies	—	~ (0.09)
Interest income on undeployed proceeds	—	~ (0.23)
Adjusted earnings per share (Non-GAAP)	$0.95 - $1.00	$4.00 - $4.15

Business Segment EBIT Margin	Q1 FY22	Q1 FY23	Change
Pretax margin (GAAP)	29.8%	12.5%	(1730) bps
Corp. items and interest expense, net % of sales	(11.1)%	5.0%	1610 bps
Business Segment EBIT margin (GAAP)	18.7%	17.5%	(120) bps
Amortization of intangibles	2.3%	5.0%	270 bps
Restructuring and related costs	0.4%	0.2%	(20) bps
Adjusted Business Segment EBITA margin (Non-GAAP)	21.4%	22.7%	130 bps

Q1 Cash Flow	Q1 FY22	Q1 FY23	Change
Operating cash flow (GAAP)	$377	$302	(20)%
Capital expenditures	(73)	(59)	-%
Free cash flow (Non-GAAP)	$304	$243	(20)%

Note 1: Underlying sales and orders exclude the impact of acquisitions, divestitures and currency translation.
Note 2: All fiscal year 2023E figures are approximate, except where range is given.

Table 8
The following tables provide supplemental unaudited fiscal 2022 quarterly historical results on a continuing operations basis which reflect the previously announced realignment of the Company’s segments. Such supplemental information does not represent a restatement of previously issued financial statements and should be read in conjunction with the Company’s Annual Report on Form 10-K.

Consolidated Statements of Earnings
EMERSON ELECTRIC CO. & SUBSIDIARIES
(Dollars in millions, except per share amounts; unaudited)

	Q1	Q2	Q3	Q4	2022
Net sales	$3,156	3,291	3,465	3,892	13,804

Cost of sales	1,741	1,815	1,879	2,063	7,498
Selling, general and administrative expenses	849	888	894	983	3,614
Gain on subordinated interest	(453)	—	—	—	(453)
Other deductions, net	38	28	264	189	519
Interest expense, net	39	51	50	54	194

Earnings from continuing operations before income taxes	942	509	378	603	2,432

Income taxes	196	80	123	150	549

Earnings from continuing operations	746	429	255	453	1,883

Discontinued operations, net of tax: $84, $56, $120, $46, and $306, respectively	149	246	697	255	1,347

Net earnings	895	675	952	708	3,230

Less: Noncontrolling interests in subsidiaries	(1)	1	31	(32)	(1)

Net earnings common stockholders	$896	674	921	740	3,231

Earnings common stockholders:
Earnings from continuing operations	$746	428	226	486	1,886
Discontinued operations	150	246	695	254	1,345
Net earnings common stockholders	$896	674	921	740	3,231

Basic earnings per share common stockholders:
Earnings from continuing operations	$1.25	0.72	0.38	0.82	3.17
Discontinued operations	0.26	0.41	1.17	0.43	2.27
Basic earnings per common share	$1.51	1.13	1.55	1.25	5.44

Diluted earnings per share common stockholders:
Earnings from continuing operations	$1.25	0.72	0.38	0.82	3.16
Discontinued operations	0.25	0.41	1.16	0.42	2.25
Diluted earnings per common share	$1.50	1.13	1.54	1.24	5.41

Weighted average outstanding shares:
Basic	594.6	593.3	592.8	590.8	592.9
Diluted	598.1	596.5	596.2	594.5	596.3

	Q1	Q2	Q3	Q4	2022

Diluted earnings from continuing operations per share	$1.25	0.72	0.38	0.82	3.16

Amortization of intangibles	0.09	0.09	0.12	0.14	0.45
Restructuring and related costs	0.02	0.02	0.04	0.06	0.14
Gain on subordinated interest	(0.60)	—	—	—	(0.60)
Russia business exit	—	—	0.29	0.03	0.32
Acquisition/divestiture costs and pre-acquisition interest on AspenTech debt	0.03	0.04	0.09	—	0.15
AspenTech Micromine purchase price hedge	—	—	—	0.04	0.04
Investment-related gains	—	—	—	(0.02)	(0.02)

Adjusted diluted earnings from continuing operations per share	$0.79	0.87	0.92	1.07	3.64

Earnings per share are computed independently each period; as a result, the quarterly amounts may not sum to the calculated annual figure.

Supplemental Business Segment Information
EMERSON ELECTRIC CO. & SUBSIDIARIES
(Dollars in millions; unaudited)

INTELLIGENT DEVICES

	Q1	Q2	Q3	Q4	2022

Sales:
Final Control	$817	884	905	1,001	3,607
Measurement & Analytical	737	769	788	921	3,215
Discrete Automation	617	644	633	718	2,612
Safety & Productivity	351	355	360	336	1,402
Total	$2,522	2,652	2,686	2,976	10,836

Earnings:
Final Control	$122	152	150	168	592
Margin	14.9%	17.2%	16.6%	16.7%	16.4%
Measurement & Analytical	170	176	189	250	785
Margin	23.0%	23.0%	23.9%	27.2%	24.4%
Discrete Automation	120	130	115	177	542
Margin	19.4%	20.3%	18.2%	24.6%	20.7%
Safety & Productivity	65	65	69	51	250
Margin	18.6%	18.1%	19.3%	15.1%	17.8%

Total	$477	523	523	646	2,169
Margin	18.9%	19.7%	19.5%	21.7%	20.0%

Amortization of intangibles:
Final Control	$24	24	23	23	94
Measurement & Analytical	6	5	4	6	21
Discrete Automation	8	7	8	7	30
Safety & Productivity	6	7	7	6	26
Total	$44	43	42	42	171

Restructuring and related costs:
Final Control	$7	8	18	42	75
Measurement & Analytical	2	3	4	(6)	3
Discrete Automation	2	1	1	(4)	—
Safety & Productivity	1	—	(1)	10	10
Total	$12	12	22	42	88

	Q1	Q2	Q3	Q4	2022
Adjusted EBITA:
Final Control	$153	184	191	233	761
Adjusted EBITA Margin	18.7%	20.8%	21.2%	23.2%	21.1%
Measurement & Analytical	$178	184	197	250	809
Adjusted EBITA Margin	24.1%	24.0%	25.1%	27.1%	25.2%
Discrete Automation	$130	138	124	180	572
Adjusted EBITA Margin	21.0%	21.6%	19.6%	24.1%	21.9%
Safety & Productivity	$72	72	75	67	286
Adjusted EBITA Margin	20.8%	20.0%	20.6%	19.9%	20.3%

Intelligent Devices	$533	578	587	730	2,428
Adjusted EBITA Margin	21.1%	21.8%	21.9%	24.5%	22.4%

SOFTWARE AND CONTROL

	Q1	Q2	Q3	Q4	2022

Sales:
Control Systems & Software	$570	573	568	687	2,398
AspenTech	82	84	239	251	656
Total	$652	657	807	938	3,054

Earnings:
Control Systems & Software	$116	101	77	143	437
Margin	20.4%	17.7%	13.5%	20.8%	18.2%
AspenTech	$(2)	(4)	57	(39)	12
Margin	(2.3)%	(5.0)%	23.7%	(15.2)%	1.9%

Total	$114	97	134	104	449
Margin	17.6%	14.7%	16.5%	11.2%	14.7%

Amortization of intangibles:
Control Systems & Software	$5	5	6	6	22
AspenTech	22	23	71	121	237
Total	$27	28	77	127	259

Restructuring and related costs:
Control Systems & Software	$1	—	7	3	11
AspenTech	—	—	1	(1)	—
Total	$1	—	8	2	11

Adjusted EBITA:
Control Systems & Software	$122	106	90	152	470
Adjusted EBITA Margin	21.4%	18.7%	15.7%	22.0%	19.6%
AspenTech	$20	19	129	81	249
Adjusted EBITA Margin	24.9%	21.5%	53.8%	32.9%	38.0%

Software and Control	$142	125	219	233	719
Adjusted EBITA Margin	21.8%	19.1%	27.0%	24.9%	23.5%

Corporate & Other

	Q1	Q2	Q3	Q4	2022

Stock compensation	$(34)	(43)	(15)	(33)	(125)
Unallocated pension and postretirement costs	26	25	25	23	99
Corporate and other	(55)	(42)	(239)	(83)	(419)
Gain on subordinated interest	453	—	—	—	453
Interest	(39)	(51)	(50)	(54)	(194)
Total	$351	(111)	(279)	(147)	(186)

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